                                                                   EXHIBIT 10.27

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0


                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)


THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and BOSTON GAS CO, a MASSACHUSETTS Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."


                                   ARTICLE I

                                  DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 2,586 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                  ARTICLE II

                                TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                  ARTICLE III

                       POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                  ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)


                                   ARTICLE V

             QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                  ARTICLE VI

                   RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                  ARTICLE VII

                             BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                      (FOR USE UNDER FT-A RATE SCHEDULE)

                                 ARTICLE VIII

                         GENERAL TERMS AND CONDITIONS



This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                  ARTICLE IX

                                  REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                   ARTICLE X

                     RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                  ARTICLE XI

                                  WARRANTIES


11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

     (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0

                         GAS TRANSPORTATION AGREEMENT
                      (FOR USE UNDER FT-A RATE SCHEDULE)

          receive or deliver gas as contemplated by this Agreement.

     (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                  ARTICLE XII

                                     TERM

12.1 This Agreement shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 1st day of November, 2000,("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0


                          GAS TRANSPORTATION AGREEMENT
                      (FOR USE UNDER FT-A RATE SCHEDULE)


                                 ARTICLE XIII

                                    NOTICE


Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:   TENNESSEE GAS PIPELINE COMPANY
               P.O. Box 2511
               Houston, Texas  77252-2511
               Attention:  Transportation Marketing

SHIPPER:

NOTICES:    BOSTON GAS CO
            ONE BEACON STREET
            34TH FLOOR

            BOSTON, MA  02108
            Attention:  CHRISTOPHER G. GULICK

BILLING:    BOSTON GAS CO
            ONE BEACON STREET
            34TH FLOOR

            BOSTON, MA  02108
            Attention:  DON TULCHINSKY

or to such other address as either Party shall designate by formal written notice to the other.

                                 ARTICLE XIV

                                  ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                                        SERVICE PACKAGE NO. 2549
                                                                  AMENDMENT NO.0


                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                  ARTICLE XV

                                 MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED(R) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

15.4 ExhibiT "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

   TENNESSEE GAS PIPELINE COMPANY

   BY: /s/ Randall G. Schorre
      ----------------------------
   Agent and Attorney-in-Fact

   BOSTON GAS CO

   BY:  /s/ William R. Luthern
        --------------------------
   TITLE: VICE PRESIDENT
          ------------------------
   DATE:  3 DEC 94
          ------------------------

                         GAS TRANSPORTATION AGREEMENT
                       (FOR USE UNDER FT-A RATE SCHEDULE)UP

                                  EXHIBIT "A"
                 AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                            DATED SEPTEMBER 1, 1993
                                    BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                      AND
                                 BOSTON GAS CO


BOSTON GAS CO
EFFECTIVE DATE OF AMENDMENT: September 1, 1993
RATE SCHEDULE: FT-A
SERVICE PACKAGE: 2549
SERVICE PACKAGE TQ: 2,586 Dth

METER     METER NAME                         INTERCONNECT PARTY NAME            COUNTY           ST     ZONE     RID  LEG
--------------------------------------------------------------------------------------------------------------------------
001366    TRANSCONTINENTAL - UTOS EXCHAN                                        CAMERON          LA      0l       R   800
010031    UNION- E TEXAS PLT DEHYD           TEXAS EASTERN TRANSMISSION COR     PANOLA           TX      00       R   100
010442    GREENHILL-TIMBALIER BAY DEHYD      GREENHILL PETROLEUM CORPORATIO     LAFOURCHE        LA      0l       R   500
010570    TRANSCO - SECOND BAYOU DEHYD       TRANSCONTINENTAL GAS PIPE LINE     CAMERON          LA      0l       R   800
010650    CHEVRON-BAY MARCHAND BLK 24 DE     CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
010665    EXXON-W DELTA BLK 30 DEHYD         EXXON CORPORATION                  OFFSHORE-FEDERA  DL      0l       R   500
010953    CHEVRON-VERMILION BLK 245B DEH     CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
011119    CHEVRON-S MARSH IS BLK 61 C        LOUISIANA LAND AND EXPLORATION     OFFSHORE-FEDERA  DL      01       R   500
011180    PENNZOIL-SHIP SHOAL BLK 198 H      PENNZOIL EXPLORATION AND PRODU     OFFSHORE-FEDERA  DL      01       R   500
011294    CHEVRON-SOUTH PASS BLK 77 A        CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
011366    CHEVRON-VERMILION BLK 245 E DE     CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
011380    VASTOR-MISS CANYON BLK 148 A       VASTAR GAS MARKETING, INC.         OFFSHORE-FEDERA  DL      01       R   500
011717    NATURAL-CHALKLEY TRANSPORT         NATURAL GAS PIPELINE CO OF AME     CAMERON          LA      01       R   800
011787    WESTERN-BLACK LAKE DEHYD TRANS                                        NATCHITOCHES     LA      01       R   100
011971    CHEVRON - SOUTH MARSH ISLAND 7     CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
012012    SABINE - BELL CITY TRANSPORT       SABINE PIPE LINE COMPANY           CALCASIEU        LA      01       R   800
012013    CIG/TGP - SABINE RIVER TRANSPO     CHANNEL INDUSTRIES GAS CO          NEWTON           TX      01       R   800
012035    TRANSOK - LIBERTY HILL             TRANSOK GAS TRANSMISSION           BIENVILLE        LA      01       R   100
012100    LONE - KATY EXCHANGE               LONE STAR GAS COMPANY              WALLER           TX      00       R   100
012112    CHEVRON - EUGENE ISLAND 238-E      CHEVRON USA INC                    OFFSHORE-FEDERA  DL      01       R   500
012194    SAMEDAN - SOUTH PASS 83A                                              OFFSHDRE-FEDERA  DL      01       R   500

METER     METER NAME                          METER-TQ       BILLABLE-TQ
-------------------------------------------------------------------------
001366    TRANSCONTINENTAL - UTOS EXCHAN            98            98
010031    UNION- E TEXAS PLT DEHYD                  62            62
010442    GREENHILL-TIMBALIER BAY DEHYD             51            51
010570    TRANSCO - SECOND BAYOU DEHYD             124           124
010650    CHEVRON-BAY MARCHAND BLK 24 DE            38            38
010665    EXXON-W DELTA BLK 30 DEHYD               181           181
010953    CHEVRON-VERMILION BLK 245B DEH            43            43
011119    CHEVRON-S MARSH IS BLK 61 C               83            83
011180    PENNZOIL-SHIP SHOAL BLK 198 H            181           181
011294    CHEVRON-SOUTH PASS BLK 77 A               90            90
011366    CHEVRON-VERMILION BLK 245 E DE           107           107
011380    VASTOR-MISS CANYON BLK 148 A              38            38
011717    NATURAL-CHALKLEY TRANSPORT                39            39
011787    WESTERN-BLACK LAKE DEHYD TRANS           295           295
011971    CHEVRON - SOUTH MARSH ISLAND 7           133           133
012012    SABINE - BELL CITY TRANSPORT             147           147
012013    CIG/TGP - SABINE RIVER TRANSPO           135           135
012035    TRANSOK - LIBERTY HILL                   234           234
012100    LONE - KATY EXCHANGE                     313           313
012112    CHEVRON - EUGENE ISLAND 238-E            141           141
012194    SAMEDAN - SOUTH PASS 83A                  53            53

                      TotaL Receipt TQ:          2,586         2,586

METER     METER MAME                         INTERCONNECT PARTY NAME                      COUNTY        ST    ZONE   R/D    LEG
------------------------------------------------------------------------------------------------------------------------------------
020076    NATIONAL-HAMBURG NY                                                             ERIE          NY     05     D     200
020077    NATIONAL-E AURORA MY                                                            ERIE          NY     05     D     230
020088    NATIONAL-MAYVILLE NY                                                            CHAUTAUQUA    NY     05     D     200
020092    NATIONAL-LEWISTON MY                                                            NIAGARA       NY     05     D     230
020243    NATIONAL-NASHVILLE STG MY          NATIONAL FUEL GAS SUPPLY CORP                CHAUTAUQUA    NY     05     D     200
020326    NATIONAL-PEKIN MY                  NATiONAL FUEL GAS SUPPLY CORP                NIAGARA       NY     05     D     230
020497    NATIONAL-CLARENCE MY               NATIONAL FUEL GAS SUPPLY CORP                ERIE          NY     05     D     230
060003    TENN. GAS-HAMBURG COLDEN STORA     NATIONAL FUEL GAS SUPPLY CORP                ERIE          NY     05     D     200

METER     METER MAME                      METER-TQ               MININMUM PRESSURE
------------------------------------------------------------------------------------------------------------------------------------
020076    NATIONAL-HAMBURG NY               2,586                     200 LBS
020077    NATIONAL-E AURORA MY              1,378                     200 LBS
020088    NATIONAL-MAYVILLE NY              2,586                     200 LBS
020092    NATIONAL-LEWISTON MY              1,378                     200 LBS
020243    NATIONAL-NASHVILLE STG MY         2,586                     200 LBS
020326    NATIONAL-PEKIN MY                 1,378                     200 LBS
020497    NATIONAL-CLARENCE MY              1,378                     200 LBS
060003    TENN. GAS-HAMBURG COLDEN STORA    2,586_1/                  200 LBS

                        TOTAL DELIVERY TQ: 18,442

NUMBER OF RECEIPT POINTS: 21
NUMBER OF DELIVERY POINTS: 8

1/ DELIVERIES AT COLDEN INJECTION SHALL CONFORM TO COLDEN INJECTION LIMITS AS OUTLINED IN THE COLDEN OPERATING AGREEMENT DATED DECEMBER 31, 1954.

THE SUM OF TRANSPORTER'S DELIVERIES TO ALL POINTS EAST OF HAMBURG AS SET FORTH IN THE FOLLOWING METERS SHALL NOT ON ANY DAY EXCEED 1,378 DTH.

020077    NATIONAL-E AURORA NY                                                            ERIE          NY     05     D     230
020092    NATIONAL-LEWISTON NY                                                            NIAGARA       NY     05     D     230
020326    NATIONAL-PEKIN NY                  NATIONAL FUEL GAS SUPPLY CORP                NIAGARA       NY     05     D     230
020497    NATIONAL-CLARENCE NY               NATIONAL FUEL GAS SUPPLY CORP                ERIE          NY     05     D     230

020077    NATIONAL-E AURORA NY              1,378       1,378
020092    NATIONAL-LEWISTON NY              1,378       1,378
020326    NATIONAL-PEKIN NY                 1,378       1,378
020497    NATIONAL-CLARENCE NY              1,378       1,378

NOTE: EXHIBIT "A" IS A REFLECTION OF THE CONTRACT AND ALL AMENDMENTS AS OF THE AMENDMENT EFFECTIVE DATE.